UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



                     February 15, 2000 (February 14, 2000)
                     ------------------------------------
                Date of Report (Date of earliest event reported)


                                 Rent-Way, Inc.
                                 --------------
             (Exact name of registrant as specified in its charter)


      Pennsylvania                   000-22026                    25-1407782
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 (State or other jurisdiction    (Commission File Number)       (IRS Employer
               of corporation)                               Identification No.)



One RentWay Place, Erie, Pennsylvania         16505
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(Address of principal executive offices)     Zip Code



Registrant's telephone number, including area code:        (814) 455-5378
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Item 5.           Other Events
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The registrant issued the following press release on February 14, 2000:

     ERIE, PA. -- Rent-Way, Inc. (NYSE: RWY) announced today that it has significantly expanded its previously announced new store opening program. "We have already signed 20 new store leases this quarter and are now committed to the strategic goal of adding 400 new stores over the next 3 to 4 years." said Chairman and Chief Executive Officer, William E. Morgenstern.

     The company believes its existing base of almost 1,100 stores can be strengthened by adding new stores in under served markets. In addition, extensive efforts are in process to identify potential store sites in markets not currently served by Rent-Way.

     "We intend to follow the same basic principles we used to convert nearly 1,000 acquired stores over the past 6 years. We have created efficient and effective procedures for identifying site locations, performing construction and remodeling and Grand Opening Campaigns. We believe we have the industry's best recruiting, training and development programs to support this expansion plan." said Morgenstern. "We currently have about 150 regional managers in our organization who supervise between 5 and 10 stores. Through them, we believe we can recruit and train at least one store manager per year, per region in 80% of our regions. This will help us meet the demand for the store managers our expansion program will require."

     In other news, the Company reported monthly revenue generated by computer rentals has nearly doubled since September. "Our large distribution base offers wonderful opportunities to roll out new products and services like computers, DVD players and pre-paid local phone service. The success of our computer rental program has exceeded our expectations." said Jeffrey A. Conway, President and Chief Operating Officer. "We are very optimistic about the potential of bringing computers to our customer base in a much bigger way in the months and years ahead. Our team is also fired up and ready to attack this 400 store expansion program. Rent-Way is no stranger to bold, aggressive goals." said Conway.

     Rent-Way is the second-largest operator of rental-purchase stores in the USA. Rent-Way rents quality, brand name merchandise such as home entertainment equipment, furniture and major appliances through 1088 stores operating in 41 states.

     This news release contains certain forward looking statements within the meaning of Section 27(A)(i) of the Securities Act of 1933 and Section 21E(i)(1) of the Securities Exchange Act of 1934 that involve known and unknown risks, uncertainties and other factors that may cause actual results to be materially different from any future results, performance or achievements expressed or implied by such statements. Such factors include Rent-Way's ability to secure rental-purchase store sites in desired locations or on acceptable terms, and operate such stores profitably. Additional factors are set forth in Rent-Way's Annual Report on Form 10-K for the year ended September 30,1999 and Quarterly Report on Form 10-Q for the quarter ended December 31, 1999.

For more information, contact:          William E. Morgenstern, CEO
                                       (800)736-8929 or visit www.rentway.com



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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                    Rent-Way, Inc.
                                             ---------------------------
                                                     (Registrant)





Date      February 15, 2000                    /s/ William A. McDonnell
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                                                      (Signature)
                                                  William A. McDonnell
                                                Chief Financial Officer






Date      February 15, 2000                      /s/ Matthew J. Marini
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                                                      (Signature)
                                                     Matthew J. Marini
                                        Controller and Chief Accounting Officer